Goldman Sachs Funds

EMERGING MARKETS EQUITY FUND           Semiannual Report February 29, 2000

                                       Long-term capital growth potential

                                       through a diversified portfolio

                                       of emerging markets stocks.

[GRAPHIC]

                                                         [LOGO OF GOLDMAN SACHS]

GOLDMAN SACHS EMERGING MARKETS EQUITY FUND


          Market Overview


          Dear Shareholder,

          During the period under review, emerging markets as a whole continued to perform well, as many equity markets were aided by stronger economies and foreign demand.

               . Market Review: Overall,Emerging Markets Perform Well -- In our last report to shareholders, we expressed a belief that, despite their recent price gains, emerging market equities remained an attractive long-term investment. This proved to be an accurate forecast, as emerging markets in general posted very strong returns during the reporting period. In many cases, double, and in some instances, triple-digit returns were generated by emerging market countries.

                    In Asia, large current surpluses led to a positive interest rate environment, and restructuring of corporate debt resulted in positive gains in earnings, even with moderate top-line growth. In Latin America, the fallout of the Brazilian devaluation was relatively minor. And, as recessionary factors abated in many Latin American countries, their markets generally performed well. In the Europe, Middle East, Africa (EMEA) region, positive political events overshadowed negative events and countries such as Turkey and Russia produced outstanding results.

               . Market Outlook: Cautiously Optimistic -- The main factor affecting the outlook for emerging market equities continues to be the prospect for better growth around the globe. Global growth provides a positive backdrop for emerging market economies, as it typically results in increased capital flows from more developed countries. In addition, low valuations, which are prevalent in many emerging market companies, will likely draw attention from international investors, as these securities are offered at discounted prices relative to those of the developed countries. On the other hand, rising interest rates in the U.S., and/or a volatile U.S. dollar may substantially affect the U.S. markets. This, in turn, could weaken emerging market countries that depend on the larger U.S. market to anchor their own. Additionally, a weakened U.S. economy would likely decrease foreign investments into emerging market countries.

                    Based on these uncertainties and the potential for short-term market volatility, we encourage you to work closely with your financial advisor to maintain a long-term focus on your investment portfolio. As always, we appreciate your support and we look forward to serving your investment needs in the years to come.

                    Sincerely,

                    /s/ David B. Ford

                    David B. Ford
                    Co-Head, Goldman Sachs Asset Management
----------------
 . NOT FDIC          /s/ David W. Blood
  INSURED
                    David W. Blood
 . May Lose Value    Co-Head, Goldman Sachs Asset Management

 . No Bank           March 13, 2000
  Guarantee
----------------

                                      GOLDMAN SACHS EMERGING MARKETS EQUITY FUND

                                  Fund Basics
                            as of February 29, 2000


                    Assets Under Management $235.0 Million

                              Number of Holdings

                                      240

                                NASDAQ SYMBOLS

                                Class A Shares

                                     GEMAX

                                Class B Shares

                                     GEKBX

                                Class C Shares

                                     GEMCX

                             Institutional Shares

                                     GEMIX

                                Service Shares

                                     GEMSX

-----------------------------------------------------------------------------
PERFORMANCE REVIEW
-----------------------------------------------------------------------------
                                     Fund Total Return
August 31, 1999-February 29, 2000 (without sales charge)1    MSCI EMF Index2
-----------------------------------------------------------------------------
Class A                                    28.94%                 23.53%
Class B                                    28.66                  23.53
Class C                                    28.68                  23.53
Institutional                              29.24                  23.53
Service                                    29.06                  23.53
-----------------------------------------------------------------------------

1 The net asset value represents the net assets of the Fund (ex-dividend) divided by the total number of shares. The Fund's performance assumes the reinvestment of dividends and other distributions.
2 The Morgan Stanley Capital International (MSCI) Emerging Markets Free (EMF) Index (with dividends reinvested) is an unmanaged market capitalization-weighted composite of securities in over 30 emerging market countries, including Argentina, Botswana, Brazil, Chile, China, Colombia, the Czech Republic, Egypt, Greece, Hong Kong, Hungary, India, Israel, Jordan, Kenya, Malaysia, Mexico, Morocco, Pakistan, Peru, Philippines, Poland, Portugal, Russia, Singapore, South Africa, South Korea, Sri Lanka, Taiwan, Thailand, Turkey, Venezuela and Zimbabwe. "Free" indicates an index that excludes shares in otherwise free markets that are not purchasable by foreigners. Investors cannot directly invest in the Index. The Index figures do not reflect any fees or expenses.

-----------------------------------------------------------------------------
STANDARDIZED TOTAL RETURNS3
-----------------------------------------------------------------------------
For the period ended    Class A   Class B   Class C   Institutional   Service
12/31/99
-----------------------------------------------------------------------------
Last 6 Months            14.88%    16.28%    20.29%      22.11%        21.77%
One Year                 53.62     56.59     60.84       63.71         63.00
Since Inception           6.98      8.10      9.69       10.84          8.79
(12/15/97)
------------------------------------------------------------------------------

3 The Standardized Total Returns are average annual total returns or cumulative total returns (only if the performance period is one year or less) as of the most recent calendar quarter-end. They assume reinvestment of all distributions at net asset value. These returns reflect a maximum initial sales charge of 5.5% for Class A shares, the assumed deferred sales charge for Class B shares (5% maximum declining to 0% after six years) and the assumed deferred sales charge for Class C shares (1% if redeemed within 12 months of purchase). Because Institutional and Service shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

-------------------------------------------------------------------------------------------
TOP 10 COMPANY HOLDINGS AS OF 2/29/00
-------------------------------------------------------------------------------------------
                                          % of Total
Company Holding                           Net Assets      Country        Line of Business
-------------------------------------------------------------------------------------------
Telefonos de Mexico SA ADR                   4.6%         Mexico         Telecommunications
Samsung Electronics                          3.0          South Korea    Semiconductors
Taiwan Semiconductor Manufacturing           2.2          Taiwan         Semiconductors
Tele Norte Leste Participacoes SA ADR        2.1          Brazil         Telecommunications
Embratel Participacoes SA ADR                1.8          Brazil         Telecommunications
ICICI Ltd. ADR                               1.7          India          Banks
Compania Anonima Nacional Telefonos
  de Venezuela Class D ADR                   1.5          Venezuela      Telecommunications
Telesp Celular Participacoes SA              1.5          Brazil         Telecommunications
United Microelectronics Corp. Ltd.           1.5          Taiwan         Semiconductors
Cia de Telecomunicaciones
  de Chile SA ADR                            1.4          Chile          Telecommunications
-------------------------------------------------------------------------------------------

The top 10 company holdings may not be representative of the Fund's future investments.

Total return figures represent past performance and do not indicate future results, which will vary. The investment return and principal value of an investment will fluctuate and, therefore, an investor's shares, when redeemed, may be worth more or less than their original cost. Performance reflects expense limitations in effect. In their absence, performance would be reduced.

GOLDMAN SACHS EMERGING MARKETS EQUITY FUND



          Performance Overview


          Dear Shareholder,

          We are pleased to report on the performance of the Goldman Sachs Emerging Markets Equity Fund for the six month period that ended February 29, 2000.


               Performance Review

               Over the six month period ended February 29, 2000, the Fund's Class A, B, C, Institutional and Service share classes generated cumulative total returns, without sales charges, of 28.94%, 28.66%, 28.68%, 29.24% and 29.06%, respectively. These returns compare favorably to the Fund's benchmark, the Morgan Stanley Capital International (MSCI) Emerging Markets Free (EMF) Index, which generated a cumulative total return of 23.53%.

               The Fund's strong absolute and relative returns were largely due to astute regional allocations and stock selection.


               Regional Allocation

               For much of the reporting period, the Fund held overweight positions in Latin America and Asia, while maintaining its underweight position in EMEA (Europe, Middle East, Africa). The largest overweight position in Latin America was Brazil, and the largest overweight position in Asia was in India. In EMEA, Greece and South Africa remained the largest underweight positions.


               Portfolio Highlights

          . Taiwan Semiconductor Manufacturing (TSMC) -- TSMC is a world leader in the manufacturing of integrated circuits. The firm is currently benefiting from a strong trend towards outsourcing from the U.S. and Japan. To help meet with rapidly expanding demand, the company has increased capacity by acquiring certain of its competitors. We expect the outsourcing trend to continue over the next several years, resulting in a very positive supply/demand environment for semiconductor firms like TSMC.

          . Checkpoint Software -- Checkpoint is an Israeli-based Internet infrastructure company with strong management, a proven business model, high cash flow and real earnings. The firm is a global market leader in providing Internet security solutions to corporations, and is a prime beneficiary from further development of the e-commerce market. Going forward, we believe that the company is strategically well-positioned to rapidly grow its business.

          . Samsung Electronics -- Samsung Electronics is one of the top Dynamic Random Access Memory or DRAM producers in the world, with process and product technology that sets the global standard. It has also developed itself as a leading CDMA handset and infrastructure manufacturer, as well as establishing a facility to develop liquid crystal displays that are used for laptop computers. Its growing market share in these areas, combined with a recognized brand name, should allow the firm to continue to expand.

                                      GOLDMAN SACHS EMERGING MARKETS EQUITY FUND


INVESTMENT PROCESS OVERVIEW

The investment process for the Goldman Sachs Emerging Markets Equity Fund combines both qualitative and quantitative analysis, with an emphasis on portfolio manager input.

--------------------
  Asset Allocation
     Committee
--------------------
 . Proprietary
  Quantitative Model
 . Portfolio
  Manager Views

------------------
Country Allocation
------------------

-------------------
  Company Visits
  --------------
 Internal Research
 -----------------
Return Expectations
-------------------

---------------
Stock Selection
---------------

--------------------
     Portfolio
    Construction
--------------------
 . Stock & Industry
  Views Relative
  to Benchmark
--------------------

--------------------
  Portfolio Review
     & Analysis
--------------------
 . Performance
  Measurement
  & Attribution
 . BARRA
 . Risk Analysis
--------------------

     Portfolio Outlook

 .    Asia -- Asia continues to be the world leader in technology production companies, manufacturing the vast majority of the world's key technology goods. The benefits to the economies of Taiwan, Korea, India and Singapore are dramatic, allowing the development of critical masses of companies in software and hardware that will spur self-sustaining growth. As the final vestiges of the financial crisis recede, Asian companies with lower debt levels and a greater focus on returns on equity should continue to succeed.

 .    Latin America -- Within Latin America, our favorite market continues to be
     Brazil. There is new evidence suggesting that an economic recovery is underway, as its government has been able to continuously deliver on both the fiscal side and the structural reform front. After a short-lived increase in inflation during the second half of 1999, the trend has turned downwards. And while valuations have risen with the market, they remain attractive relative to many other emerging market countries. In addition to Brazil, we remain bullish on Chile, due to its stronger than expected growth, and on Venezuela, with its very low relative valuations. The main risk to the Latin American region is economic uncertainty in the U.S.

 .    Europe, Middle East, Africa (EMEA) -- In general, we remain optimistic for the region due to the strong economic fundamentals of some of the underlying markets and economies. The convergence theme towards the European Union and Emerging Markets Union remains in check, and this should translate into strong fundamental performance for the corporate sector, while giving the region a defensive character. Greece is expected to leave the MSCI Emerging Market Free Index by the end of the year and to join the Developed Europe Index.

     We thank you for your investment and look forward to your continued confidence.



     Goldman Sachs Emerging Markets Equity Investment Team

     New York, London and Singapore
     February 29, 2000

GOLDMAN SACHS EMERGING MARKETS EQUITY FUND


          The Goldman Sachs Advantage


          Founded in 1869, Goldman, Sachs & Co. is a premier financial services firm traditionally known on Wall Street and around the world for its institutional expertise.


               Today, the firm's Investment Management Division provides individual investors the opportunity to tap the resources of a global institutional powerhouse -- and put this expertise to work in their individual portfolios.

               What Sets Goldman Sachs Funds Apart?

                                             1
                                 Resources and Relationships

               Our portfolio management teams are located on-site, around the world, in New York, London, Tokyo and Singapore. Their understanding of local economies, markets, industries and cultures helps deliver what many investors want: access to global investment opportunities and consistent, risk-adjusted performance.

                                             2
                                     In-Depth Research

               Our portfolio management teams make on-site visits to hundreds of companies each month, then construct selective portfolios with an emphasis on their best ideas. Our teams also have access to Goldman, Sachs & Co.'s Global Investment Research Department.

                                             3
                                      Risk Management

               In this, our institutional heritage is clear. Institutions, as well as many individual investors, often look to us to manage the risks of global investing over time in different market environments.

               To learn more about the Goldman Sachs Funds, call your investment professional today.

                                      GOLDMAN SACHS EMERGING MARKETS EQUITY FUND

Performance Summary
February 29, 2000 (Unaudited)

 The following graph shows the value as of February 29, 2000, of a $10,000 in-vestment made on December 15, 1997 (commencement of operations) in Class A Shares (maximum sales charge of 5.5%), Class B Shares (applicable contingent deferred sales charges of 5.0% declining to 0% after six years), Class C Shares (applicable contingent deferred sales charges of 1% if redeemed within twelve months), Institutional and Service Shares (at NAV) of the Goldman Sachs Emerging Markets Equity Fund. For comparative purposes, the performance of the Fund's benchmark (the Morgan Stanley Emerging Markets Free Index ("MSCI EMF")) is shown. This performance data represents past performance and should not be considered indicative of future performance which will fluctu-ate with changes in market conditions. These performance fluctuations will cause an investor's shares, when redeemed, to be worth more or less than their original cost.

 Emerging Markets Equity Fund's Lifetime Performance
 Growth of a $10,000 Investment, Distributions Reinvested December 15, 1997 to February 29, 2000

                                      [GRAPH]

               Morgan Stanley      Class A       Class B      Class C    Institutional    Service
12/15/97            10,000           9,450        10,000        10,000        10,000        10,000
   12/97            10,621           9,679        10,240        10,240        10,230        10,240
    1/98             9,788           9,159         9,690         9,700         9,700         9,690
    2/98            10,810           9,896        10,470        10,470        10,480        10,450
    3/98            11,279          10,312        10,900        10,910        10,930        10,860
    4/98            11,156          10,369        10,960        10,970        11,000        10,890
    5/98             9,628           8,875         9,380         9,390         9,420         9,290
    6/98             8,618           8,034         8,500         8,510         8,560         8,390
    7/98             8,891           8,308         8,780         8,790         8,840         8,620
    8/98             6,321           5,879         6,220         6,230         6,270         6,070
    9/98             6,722           6,191         6,550         6,560         6,610         6,390
   10/98             7,429           6,796         7,180         7,190         7,250         7,020
   11/98             8,047           7,070         7,470         7,470         7,550         7,300
   12/98             7,931           7,059         7,451         7,466         7,541         7,290
    1/99             7,802           6,931         7,315         7,331         7,405         7,154
    2/99             7,879           6,803         7,170         7,185         7,269         7,029
    3/99             8,917           7,660         8,064         8,090         8,188         7,904
    4/99            10,020           8,635         9,095         9,119         9,243         8,925
    5/99             9,962           8,369         8,803         8,828         8,961         8,644
    6/99            11,093           9,442         9,927         9,962        10,110         9,758
    7/99            10,791           9,206         9,677         9,712         9,870         9,518
    8/99            10,889           9,117         9,584         9,608         9,786         9,425
    9/99            10,521           8,841         9,282         9,306         9,483         9,133
   10/99            10,745           9,048         9,500         9,525         9,713         9,362
   11/99            11,709           9,974        10,458        10,492        10,716        10,310
   12/99            13,198          11,480        12,039        12,083        12,345        11,882
    1/00            13,278          11,470        12,029        12,062        12,335        11,872
    2/00            13,453          11,756        12,019        12,364        12,648        12,164


  Average Annual Total Return through
  February 29, 2000(a)                  Since Inception One Year Six Months(b)
  Class A
  Excluding sales charges                   10.37%       72.54%     28.94%
  Including sales charges                    7.59%       63.12%     21.84%
 -----------------------------------------------------------------------------
  Class B
  Excluding contingent deferred sales
  charges                                    9.94%       71.73%     28.66%
  Including contingent deferred sales
  charges                                    8.67%       66.76%     23.66%
 -----------------------------------------------------------------------------
  Class C
  Excluding contingent deferred sales
  charges                                   10.07%       71.81%     28.68%
  Including contingent deferred sales
  charges                                   10.07%       70.82%     27.68%
 -----------------------------------------------------------------------------
  Institutional Class                       11.21%       73.73%     29.24%
 -----------------------------------------------------------------------------
  Service Class                              9.26%       72.78%     29.06%
 -----------------------------------------------------------------------------

 (a) Commencement date of operations was December 15, 1997 for all share clas-ses.
 (b) Not annualized.

GOLDMAN SACHS EMERGING MARKETS EQUITY FUND
Statement of Investments
February 29, 2000 (Unaudited)

  Shares      Description                                                Value

 Common Stocks - 87.8%
  Argentina - 0.6%
       29,100 Telefonica de Argentina SA Class B ADR
              (Telecommunications)                                 $  1,329,506
                                                                   ------------
  Brazil - 7.2%
      208,806 Companhia Cervejaria Brahma ADR (Food & Beverage)       2,688,377
       24,100 Companhia Siderurgica Nacional ADR (Steel)                735,050
      177,112 Embratel Participacoes SA ADR (Telecommunications)      4,250,688
       36,149 Tele Centro Sul Participacoes SA ADR
              (Telecommunications)                                    2,607,247
      189,700 Tele Norte Leste Participacoes SA ADR
              (Telecommunications)                                    4,837,350
       58,200 Uniao De Bancos Brasileiros SA GDR (Financial
              Services)                                               1,695,075
                                                                   ------------
                                                                     16,813,787
 ------------------------------------------------------------------------------
  Chile - 5.1%
       58,600 Banco Santander Chile ADR (Financial Services)            868,013
       40,500 Banco Santiago ADR (Banks)                                810,000
       27,200 BBV Banco BHIF ADR (Financial Services)                   499,800
      168,800 Cia de Telecomunicaciones de Chile SA ADR
              (Telecommunications)                                    3,376,000
       33,700 Compania Cervecerias Unidas SA ADR (Food &
              Beverage)                                                 867,775
       96,600 Distribucion y Servicio D&S SA ADR (Merchandising)      1,859,550
      108,100 Embotelladora Andina SA Series B ADR (Food &
              Beverage)                                               1,445,837
      104,746 Empresa Nacional de Electricidad SA Endesa ADR
              (Electrical Utilities)                                  1,243,859
       50,204 Enersis SA ADR (Electrical Utilities)                     978,978
                                                                   ------------
                                                                     11,949,812
 ------------------------------------------------------------------------------
  China - 1.5%
      247,000 China Telecom Ltd.* (Telecommunications)                2,277,076
      241,000 Guangdong Kelon Electrical Holdings Co. Ltd. Class
              H (Appliance)                                             117,668
    1,318,000 Jiangxi Copper Co. Ltd. Class H* (Nonferrous
              Metals)                                                   118,542
      160,000 Legend Holdings (Electrical Equipment)                    740,084
    1,186,000 Yanzhou Coal Mining Co. Ltd. Class H (Mining)             185,910
                                                                   ------------
                                                                      3,439,280
 ------------------------------------------------------------------------------
  Colombia - 0.8%
       32,600 Banco Ganadero SA Class B ADR (Banks)                     421,762
      353,400 Bavaria SA (Food & Beverage)                            1,514,248
                                                                   ------------
                                                                      1,936,010
 ------------------------------------------------------------------------------

  Shares      Description                                                 Value

 Common Stocks - (continued)
  Czech Republic - 0.4%
        3,300 Ceske Radiokomunikace GDR* (Telecommunications)       $    202,950
       48,700 CEZ* (Electrical Utilities)                                162,313
       24,915 SPT Telecom AS* (Telecommunications)                       522,949
                                                                    ------------
                                                                         888,212
 -------------------------------------------------------------------------------
  Greece - 2.7%
       11,335 Alpha Credit Bank (Banks)                                  816,005
        5,561 Attica Enterprises Holding SA (Ship Transportation)         81,127
        8,320 Commercial Bank of Greece (Banks)                          550,404
        6,720 Ergo Bank SA (Banks)                                       176,949
       57,015 Hellenic Telecommunications Organization SA (OTE)
              (Telecommunications)                                     1,696,483
        4,430 Heracles General Cement SA (Construction)                  121,321
        9,692 Intracom (Electrical Equipment)                            433,419
       17,255 National Bank of Greece (Banks)                          1,173,894
       36,900 Panafon Hellenic Telecom SA (Telecommunications)           596,949
       14,946 STET Hellas Telecommunications SA ADR*
              (Telecommunications)                                       447,446
        3,510 Titan Cement Co. (Mining)                                  167,206
                                                                    ------------
                                                                       6,261,203
 -------------------------------------------------------------------------------
  Hong Kong - 1.0%
      292,000 China Resources Enterprise Ltd. (Real Estate)              377,057
      248,000 Citic Pacific Ltd. (Multi-Industrial)                    1,245,911
    1,506,000 TCL International Holdings Ltd.* (Electronics
              Equipment)                                                 793,355
                                                                    ------------
                                                                       2,416,323
 -------------------------------------------------------------------------------
  Hungary - 1.5%
        5,100 BorsodChem Rt. (Chemicals)                                 203,061
       55,972 Magyar Travkozlesi Rt ADR (Telecommunications)           2,571,214
       19,980 Mol Magyar Olaj-es Gazipari Rt Class S GDR (Energy
              Resources)                                                 377,622
        8,145 OTP Bank Rt. GDR (Financial Services)                      460,193
                                                                    ------------
                                                                       3,612,090
 -------------------------------------------------------------------------------
  India - 7.1%
      115,050 Hindalco Industries Ltd. GDR+ (Nonferrous Metals)        2,416,050
      108,000 ICICI Ltd. ADR* (Banks)                                  3,996,000
       98,600 ITC Ltd. GDR (Tobacco)                                   2,183,990
       87,750 Mahanagar Telephone Nigam Ltd. GDR
              (Telecommunications)                                     1,680,412
       43,300 Mahindra & Mahindra Ltd. GDR (Auto)                        545,580
       34,300 Ranbaxy Laboratories Ltd. GDR (Medical Products)         1,008,420
       61,100 Reliance Industries Ltd. GDR+ (Chemicals)                1,206,725
       30,200 State Bank of India GDR (Banks)                            457,530
       84,100 Videsh Sanchar Nigam Ltd. GDR (Telecommunications)       3,069,650
                                                                    ------------
                                                                      16,564,357
 -------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                                      GOLDMAN SACHS EMERGING MARKETS EQUITY FUND

  Shares      Description                                                 Value

 Common Stocks - (continued)
  Indonesia - 1.8%
           24 Daya Guna Samudera (Food & Beverage)                  $          5
    5,895,600 PT Bank Pan Indonesia Tbk -Alien Market* (Banks)           376,906
      292,000 PT Gudang Garam Tbk (Tobacco)                              486,339
      200,000 PT Hanjaya Mandala Sampoerna Tbk* (Multi-
              Industrial)                                                330,417
    1,572,500 PT Indah Kiat Pulp & Paper Corp.* (Paper)                  433,866
      632,000 PT Indofood Sukses* (Food & Beverage)                      523,123
       20,000 PT Indosat (Persero) Tbk ADR (Telecommunications)          358,750
    2,272,000 PT Matahari Putra Prima Tbk* (Merchandising)               305,787
    2,484,200 PT Telekomunikasi Indonesia Series B
              (Telecommunications)                                     1,220,368
      519,000 PT Tempo Scan Pacific Tbk (Health)                         251,467
                                                                    ------------
                                                                       4,287,028
 -------------------------------------------------------------------------------
  Israel - 4.4%
      288,330 Bank Hapoalim (Banks)                                      854,897
      595,162 Bank Leumi (Banks)                                       1,306,933
      144,697 Bezeq Israel Telecomm (Telecommunications)                 876,659
       23,200 Blue Square Chain Investments & Properties Ltd.
              (Specialty Retail)                                         333,900
       14,000 Check Point Software Technologies Ltd.* (Computer
              Software)                                                2,855,125
        7,400 ECI Telecom Ltd. (Electrical Equipment)                    244,200
        6,800 Galileo Technology Ltd.* (Computer Software)               130,475
        4,800 Gilat Satellite Networks Ltd. (Electrical
              Equipment)                                                 719,700
      225,717 ICL Israel Chemical (Chemicals)                            264,574
       13,106 IDB Holding Corp. Ltd. (Multi-Industrial)                  481,284
       17,513 Koors Industries Ltd. ADR (Multi-Industrial)               346,976
        7,900 Matav-Cable Systems Media Ltd. (Broadcasting)              267,250
        5,800 Orbotech Ltd.* (Computer Software)                         533,963
       37,518 Super Sol (Merchandising)                                  135,641
       22,720 Teva Pharmaceutical Industries Ltd. ADR (Medical
              Products)                                                  979,800
                                                                    ------------
                                                                      10,331,377
 -------------------------------------------------------------------------------
  Malaysia - 2.9%
      244,000 Arab-Malaysian Finance Berhad-Alien Market* (Banks)        388,474
      288,000 Malayan Banking Berhad (Banks)                           1,296,000
      151,000 New Straits Times Press M Berhad* (Publishing)             635,789
      477,000 Public Bank Berhad-Alien Market (Banks)                    646,461
      297,000 Public Bank Berhad (Banks)                                 328,263
      379,000 Resorts World Berhad (Leisure)                           1,376,368
                                                                    ------------

  Shares      Description                                                Value

 Common Stocks - (continued)
  Malaysia  - (continued)
      115,000 Telekom Malaysia Berhad (Telecommunications)         $    487,237
       92,000 Tenaga Nasional Berhad (Electrical Utilities)             305,053
      145,000 Unisem (M) Berhad (Electrical Equipment)                1,373,684
                                                                   ------------
                                                                      6,837,329
 ------------------------------------------------------------------------------
  Mexico - 9.3%
       38,431 Cemex SA de CV ADR* (Mining)                              821,463
    1,056,600 Cifra Ser C Class C* (Merchandising)                    2,425,723
       24,000 Fomento Economico Mexicano, SA de CV Series B
              (Food & Beverage)                                       1,066,500
      208,400 Grupo Carso SA Series A* (Multi-Industrial)               812,237
      292,300 Grupo Financiero Banamax Accival, SA de CV Banacci
              Series O* (Banks)                                       1,246,918
    2,031,900 Grupo Financiero Bancomer SA de CV Series O*
              (Banks)                                                 1,002,390
      260,300 Grupo Modelo SA Series C (Tobacco)                        590,643
       26,500 Grupo Televisa SA GDR* (Broadcasting)                   2,035,531
        6,900 Kimberly Clark (Medical Products)                          21,477
      164,800 Telefonos de Mexico SA ADR (Telecommunications)        10,835,600
       70,000 TV Azteca, SA de CV ADR (Broadcasting)                    975,625
                                                                   ------------
                                                                     21,834,107
 ------------------------------------------------------------------------------
  Pakistan - 0.4%
       79,000 Fauji Fertilizer Co. Ltd. (Chemicals)                      95,757
      352,000 Hub Power Co. Ltd.* (Electrical Utilities)                186,921
       44,400 Pakistan State Oil Co. Ltd. (Energy Resources)            209,720
      610,000 Pakistan Telecommunications Co. Ltd.
              (Telecommunications)                                      376,739
                                                                   ------------
                                                                        869,137
 ------------------------------------------------------------------------------
  Peru - 1.3%
       24,400 Credicorp Ltd. (Banks)                                    298,900
      141,900 Telefonica del Peru SAA Class B ADR
              (Telecommunications)                                    2,784,788
      191,700 Union de Cervecerias Backus y Johnston SAA
              (Alcohol)                                                  78,006
                                                                   ------------
                                                                      3,161,694
 ------------------------------------------------------------------------------
  Philippines - 0.9%
      406,100 ABS-CBN Broadcasting Corp. PDR* (Broadcasting)            450,892
      432,000 Ayala Corp. (Multi-Industrial)                             92,767
      172,800 Bank of the Philippine Islands (Banks)                    392,152
    1,223,100 Benpres Holdings Corp.* (Multi-Industrial)                220,862

      The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS EMERGING MARKETS EQUITY FUND
Statement of Investments (continued)
February 29, 2000 (Unaudited)

  Shares      Description                                                Value

 Common Stocks - (continued)
  Philippines - (continued)
       46,500 Manila Electric Co. Class B (Electrical Utilities)   $     85,103
        8,700 Philippine Long Distance Telephone Co.
              (Telecommunications)                                      188,946
       15,750 Philippine Long Distance Telephone Co. ADR
              (Telecommunications)                                      342,562
      173,540 San Miguel Corp. "B" Class B (Tobacco)                    203,268
    1,570,200 SM Prime (Construction)                                   210,740
                                                                   ------------
                                                                      2,187,292
 ------------------------------------------------------------------------------
  Poland - 1.0%
        1,340 Bank Slaski (Banks)                                        83,328
       33,130 Elektrim Spolka Akcyjna SA* (Multi-Industrial)            477,263
       29,400 KGHM Polska Miedz SA (Nonferrous Metals)                  236,471
       12,000 Orbis SA* (Leisure)                                       112,653
       32,300 Polski Koncern Naftowy SA GDR* (Energy Resources)         343,995
        4,700 Prokom Software SA (Computer Software)                    310,324
       89,200 Telekomunikacja Polska SA (Telecommunications)            813,829
       12,100 Wielkopolski Bank Kredytowy (Financial Services)           73,791
                                                                   ------------
                                                                      2,451,654
 ------------------------------------------------------------------------------
  Russia - 3.2%
       35,600 AO Tatneft ADR (Energy Resources)                         418,300
        4,930 Gedeon Richter Ltd. Class S GDR (Medical Products)        344,361
       54,273 LUKoil Holding ADR (Energy Resources)                   2,198,056
       27,108 Mosenergo ADR (Electrical Utilities)                      128,763
       15,755 OAO Gazprom ADR (Oil and Gas)                             128,403
        1,865 RAO Unified Energy Systems GDR (Electrical
              Utilities)                                                 25,090
      138,597 RAO Unified Energy Systems Class S (Electrical
              Utilities)                                              1,871,060
       29,400 Rostelecom ADR* (Telecommunications)                      514,500
      168,502 Surgutneftegaz ADR (Energy Resources)                   1,853,522
                                                                   ------------
                                                                      7,482,055
 ------------------------------------------------------------------------------
  South Africa - 7.1%
       51,600 ABSA Group Ltd. (Financial Services)                      199,511
       41,800 Anglo American Platinum Corp. (Nonferrous Metals)       1,187,406
       21,529 Angloglold (Mining)                                     1,117,816
       37,956 Bidvest Group Ltd. (Multi-Industrial)                     311,483
      513,400 BOE Ltd. (Financial Services)                             481,275
       86,000 Comparex Holdings Ltd. (Business Services)                600,568

  Shares     Description                                                Value

 Common Stocks - (continued)
  South Africa - (continued)
     110,980 De Beers Centenary (Agriculture)                     $  2,434,502
     143,739 Dimension Data Holdings Ltd. (Computer Software)        1,338,373
     785,698 FirstRand Ltd. (Financial Services)                       983,285
     107,220 Gold Fields Ltd. (Mining)                                 497,478
      14,900 Impala Platinum Holdings Ltd. (Nonferrous Metals)         531,429
      10,720 Investec Group Ltd. (Banks)                               446,631
      40,319 Liberty Life Association of Africa (Information
             Services)                                                 393,232
     162,300 M-Cell Ltd. (Telecommunications)                          973,313
      31,400 Nedcor Ltd. (Banks)                                       664,026
      89,465 Rembrandt Group (Tobacco)                                 776,545
     441,400 Sanlam Ltd. (Information Services)                        557,279
      68,900 Sappi Ltd. (Pulp and Paper)                               570,859
     106,025 Sasol (Chemicals)                                         679,336
     180,479 South African Brewery (Alcohol)                         1,395,640
      44,028 Tiger Brands Ltd.*
             (Multi-Industrial)                                        472,485
                                                                  ------------
                                                                    16,612,472
 -----------------------------------------------------------------------------
  South Korea - 9.4%
       9,620 Cheil Jedang Corp. (Food & Beverage)                      620,011
      17,700 Dongwon Securities (Financial Services)                   361,478
       1,770 Hankook Tire Co. Ltd. (Auto)                                4,162
      45,803 Housing & Commercial Bank (Banks)                         815,955
           5 Hyundai Motor Co. Ltd. (Auto)                                  53
      22,000 Hyundai Securities Co. (Financial Services)               361,770
      43,800 Korea Electric Power Corp. ADR (Electrical
             Utilities)                                                602,250
       9,000 Korea Electric Power Corp. ADR (Electrical
             Utilities)                                                391,500
      68,200 Korea Electric Power Corp. (Electrical Utilities)       1,706,349
       5,500 Korea Thrunet Co. Ltd.* (Telecommunications)              325,187
      12,040 Korea Tobacco & Ginseng Corp. (Tobacco)                   294,852
       1,550 Korean Air (Airlines)                                      10,620
      31,000 LG Chemical Ltd. (Chemicals)                              820,835
      22,800 LG Electronics (Appliance)                                468,657
      28,090 Mirae Co. ADR (Electrical Equipment)                      366,926
      13,388 Pohang Iron & Steel Co. Ltd. (Steel)                    1,359,330
       4,500 Pohang Iron & Steel Co. Ltd. ADR (Steel)                  113,062
      34,000 Samsung Corp.* (Wholesale)                                369,727
       9,470 Samsung Display Devices Co. (Electrical Equipment)        275,450
      31,006 Samsung Electronics (Semiconductors)                    7,017,506
       4,818 Samsung Fire & Marine Insurance (Insurance)               136,945
      14,115 Samsung Securities Co. Ltd. (Financial Services)          431,772
     120,160 Shinhan Bank (Banks)                                    1,147,310
      10,648 SK Corp. (Energy Resources)                               240,052
         781 SK Telecom Co. Ltd. (Telecommunications)                2,899,996

The accompanying notes are an integral part of these financial statements.

                                      GOLDMAN SACHS EMERGING MARKETS EQUITY FUND

  Shares      Description                                                Value

 Common Stocks - (continued)
  South Korea - (continued)
       14,101 SK Telecom Co. Ltd. ADR (Telecommunications)         $    633,664
        4,000 Trigem Computer, Inc.* (Electrical Equipment)             401,377
                                                                   ------------
                                                                     22,176,796
 ------------------------------------------------------------------------------
  Taiwan - 10.4%
      440,000 Acer, Inc. (Electrical Equipment)                       1,196,743
      207,000 Ambit Microsystems Corp. (Electrical Equipment)         2,130,684
      101,000 Asustek Computer, Inc. (Appliance)                      1,260,032
    1,393,850 Bank Sinopac (Financial Services)                         957,988
      369,900 Cathay Life Insurance Co. (Insurance)                   1,024,153
      568,000 China Development Industrial Bank (Multi-
              Industrial)                                               962,085
      106,000 Compeq Manufacturing Co. Ltd. (Electrical
              Equipment)                                                652,573
      105,000 Delta Electronics, Inc. (Electrical Equipment)            506,189
      352,330 Far Eastern Textile Ltd. (Apparel)                        768,929
      359,960 Formosa Chemicals & Fibre Corp. (Chemicals)               539,354
      234,840 Hon Hai Precision (Electrical Equipment)                2,187,760
      569,970 Nan Ya Plastic Corp. (Chemicals)                        1,262,474
      249,060 President Chain Stores (Specialty Retail)               1,087,102
       55,000 Procomp Informatics Co. Ltd.* (Semiconductors)            429,967
      580,000 Taiwan Cement Corp. (Construction)                        814,267
      774,842 Taiwan Semiconductor (Semiconductors)                   5,073,070
      945,000 United Microelectonics Corp. Ltd. (Semiconductors)      3,462,948
                                                                   ------------
                                                                     24,316,318
 ------------------------------------------------------------------------------
  Thailand - 1.4%
       35,000 Advanced Info Service Public-Alien Market*
              (Telecommunications)                                      543,618
      129,800 Bangkok Bank Public-Alien Market* (Banks)                 209,437
       78,000 BEC World PLC -Alien Market (Entertainment)               585,281
       32,000 Delta Electronics (Thailand) Public Co. Ltd. -
              Alien Market (Electrical Equipment)                       367,729
      281,000 Land & House Public Co. Ltd.-Alien Market* (Real
              Estate)                                                   130,861
       82,500 PTT Exploration & Production Public-Alien Market*
              (Energy Resources)                                        396,104
       43,000 Shin Corp. Public Co. Ltd.-Alien Market* (Computer
              Hardware)                                                 340,706
        9,200 Siam Cement Public-Alien Market* (Construction)           166,066
      288,800 TelecomAsia Corp. Public-Alien Market*
              (Telecommunications)                                      401,585
      263,600 Thai Farmers Bank Public Co. Ltd.-Alien Market*
              (Banks)                                                   248,973
                                                                   ------------
                                                                      3,390,360
 ------------------------------------------------------------------------------

  Shares      Description                                                 Value

 Common Stocks - (continued)
  Turkey - 4.1%
   17,439,600 Akcansa Cimento AS (Construction)                     $    387,031
   11,210,700 Arcelik AS (Consumer Durables)                             663,453
    2,563,400 Aygaz AS (Electrical Utilities)                            303,406
    5,596,700 Ege Biracilik Ve Malt Sanayii AS (Tobacco)                 360,439
   18,756,457 Eregli Demir ve Celik Fabrikalari TAS Erdemir
              (Steel)                                                    808,025
    6,238,000 Ford Otomotiv Sanayi AS (Motor Vehicle)                    298,591
      927,730 Migros (Merchandising)                                     557,108
   13,348,800 Tofas Turk Otomobil Fabrikasi AS (Motor Vehicle)           167,291
   39,767,140 Turkiye Garanti Bankasi AS (Banks)                         595,280
   50,901,926 Turkiye Is Bankasi Isbank Class C (Banks)                2,436,495
    1,600,500 Vestel Elektronik Sanayi ve Ticaret AS* (Appliance)        522,343
   87,728,740 Yapi Kredi Bankesi (Banks)                               2,595,909
                                                                    ------------
                                                                       9,695,371
 -------------------------------------------------------------------------------
  United Kingdom - 0.1%
      138,215 Coca-Cola Beverages PLC*
              (Food & Beverage)                                          266,204
 -------------------------------------------------------------------------------
  United States - 0.4%
       23,100 Bio-Technology General Corp.* (Medical Products)           443,953
        2,700 DSP Group, Inc.* (Computer Software)                       237,094
        7,850 UBS AG (Banks)                                             182,905
                                                                    ------------
                                                                         863,952
 -------------------------------------------------------------------------------
  Venezuela - 1.8%
       58,300 C.A. La Electricidad de Caracas ADR (Electrical
              Utilities)                                                 831,230
      105,000 Compania Anonima Nacional Telefonos de Venezuela
              Class D ADR (Telecommunications)                         3,497,813
                                                                    ------------
                                                                       4,329,043
 -------------------------------------------------------------------------------
  TOTAL COMMON STOCKS
  (Cost $161,278,887)                                               $206,302,769
 -------------------------------------------------------------------------------
 Preferred Stocks - 9.7%
  Brazil - 9.5%
  410,426,530 Banco Bradesco SA (Banks)                             $  2,950,521
   31,849,000 Banco Itau SA (Banks)                                    2,530,987
       69,000 Companhia Brasileira de Distribuicao Grupo Pao de
              Acucar ADR (Merchandising)                               2,328,750
    1,358,000 Companhia Cervejaria Brahma (Food & Beverage)              837,229
       62,500 Companhia Vale do Rio Doce (Steel)                       1,661,482
   10,880,600 Petroleo Brasileiro SA
              (Energy Resources)                                       2,830,925
        1,000 Tele Centro Sul Participacoes SA
              (Telecommunications)                                            14

      The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS EMERGING MARKETS EQUITY FUND
Statement of Investments (continued)
February 29, 2000 (Unaudited)

  Shares      Description                                               Value

 Preferred Stocks - (continued)
  Brazil - (continued)
  161,944,678 Telesp Celular Participacoes SA
              (Telecommunications)                                $  3,482,543
       28,000 Telesp Celular Participacoes SA ADR
              (Telecommunications)                                   1,508,500
   84,516,695 Telesp Telecomunicacoes de
              Sao Paulo SA (Telecommunications)                      2,867,258
      101,100 Ultrapar Participacoes SA ADR* (Multi-Industrial)      1,225,837
                                                                  ------------
                                                                    22,224,046
 -----------------------------------------------------------------------------
  Russia - 0.2%
       48,155 LUKoil Holding ADR
              (Energy Resources)                                       517,666
 -----------------------------------------------------------------------------
  Thailand - 0.0%
      133,100 Siam Commercial Bank Public Co. Ltd.* (Banks)             80,318
 -----------------------------------------------------------------------------
  TOTAL PREFERRED STOCKS
  (Cost $17,629,595)                                              $ 22,822,030
 -----------------------------------------------------------------------------
 Warrants - 0.0%
  Indonesia - 0.0%
      277,200 PT Bank Pan Indonesia Tbk - Alien Market exp.
              07/08/2002* (Banks)                                 $      6,342
 -----------------------------------------------------------------------------
  Thailand - 0.0%
      276,100 Siam Commercial Bank Public Co. Ltd. - Alien
              Market exp. 05/10/2002* (Banks)                           67,368
 -----------------------------------------------------------------------------
  TOTAL WARRANTS
  (Cost $0)                                                       $     73,710
 -----------------------------------------------------------------------------

  Principal            Interest                      Maturity
  Amount                 Rate                          Date                               Value
 Short-Term Obligation - 1.2%
  State Street Bank & Trust Euro - Time Deposit
  $2,668,000             5.75%                       03/01/2000                     $  2,668,000
 -----------------------------------------------------------------------------------------------
  TOTAL SHORT-TERM OBLIGATION
  (Cost $2,668,000)                                                                 $  2,668,000
 -----------------------------------------------------------------------------------------------
  TOTAL INVESTMENTS
  (Cost $181,576,482)                                                               $231,866,509
 -----------------------------------------------------------------------------------------------

 * Non-income producing security.

 + Security is exempt from registration under Rule 144A of the Securities Act of 1933. Such security may be resold, normally to qualified institutional buyers in transactions exempt from registration.

 The percentage shown for each investment category reflects the value of investments in that category as a percentage of total net assets.

 ------------------------------------------------------------------------------

 Investment Abbreviations:
 ADR--American Depositary Receipt
 GDR--Global Depositary Receipt
 ------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                                      GOLDMAN SACHS EMERGING MARKETS EQUITY FUND

                                                            Percentage of
                                                         Total Net Assets
  Common and Preferred Stock Industry Classifications +
  Agriculture                                                         1.0%
  Alcohol                                                             0.6
  Apparel                                                             0.3
  Appliance                                                           1.0
  Auto                                                                0.2
  Banks                                                              13.4
  Broadcasting                                                        1.6
  Business Services                                                   0.3
  Chemicals                                                           2.2
  Computer Hardware                                                   0.1
  Computer Software                                                   2.3
  Construction                                                        0.7
  Consumer Durables                                                   0.3
  Electrical
  Equipment                                                           4.9
  Electrical
  Utilities                                                           3.8
  Electronics
  Equipment                                                           0.3
  Energy Resources                                                    4.0
  Entertainment                                                       0.3
  Financial Services                                                  3.1
  Food & Beverage                                                     4.2
  Health                                                              0.1
  Information
  Services                                                            0.4
  Insurance                                                           0.5
  Leisure                                                             0.6
  Medical Products                                                    1.2
  Merchandising                                                       3.3
  Mining                                                              1.2
  Motor Vehicle                                                       0.2
  Multi-Industrial                                                    2.9
  Nonferrous Metals                                                   1.9
  Oil and Gas                                                         0.1
  Paper                                                               0.2
  Publishing                                                          0.3
  Pulp and Paper                                                      0.2
  Real Estate                                                         0.2
  Semiconductors                                                      6.8
  Specialty Retail                                                    0.6
  Steel                                                               2.0
  Telecommunications                                                 27.8
  Tobacco                                                             2.1
  Wholesale                                                           0.2
 -------------------------------------------------------------------------
  TOTAL COMMON AND PREFERRED STOCK                                   97.4%
 -------------------------------------------------------------------------

 + Industry concentrations greater than one tenth of one percent are disclosed.

  The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS EMERGING MARKETS EQUITY FUND
Statement of Assets and Liabilities
February 29, 2000 (Unaudited)
 Assets:

  Investment in securities, at value (identified cost
  $181,576,482)                                                   $231,866,509
  Cash, at value                                                     2,344,116
  Receivables:
  Investment securities sold, at value                                 215,628
  Dividends and interest, at value                                     381,642
  Fund shares sold                                                   1,398,952
  Reimbursement from investment adviser                                 49,554
  Deferred organization expenses, net                                    8,219
  Other assets                                                           4,684
 ------------------------------------------------------------------------------
  Total assets                                                     236,269,304
 ------------------------------------------------------------------------------

 Liabilities:

  Payables:
  Investment securities purchased, at value                            249,428
  Fund shares repurchased                                              268,196
  Amounts owed to affiliates                                           281,059
  Capital gains tax                                                    264,980
  Accrued expenses and other liabilities, at value                     172,067
 ------------------------------------------------------------------------------
  Total liabilities                                                  1,235,730
 ------------------------------------------------------------------------------

 Net Assets:

  Paid-in capital                                                  194,814,842
  Accumulated net investment loss                                     (356,634)
  Accumulated net realized loss on investment and foreign
  currency related transactions                                     (9,448,235)
  Net unrealized gain on investments and translation of assets
  and liabilities denominated in foreign currencies                 50,023,601
 ------------------------------------------------------------------------------
  NET ASSETS                                                      $235,033,574
 ------------------------------------------------------------------------------
  Net asset value, offering and redemption price per share:(a)
  Class A                                                               $11.94
  Class B                                                               $11.85
  Class C                                                               $11.89
  Institutional                                                         $12.11
  Service                                                               $11.68
 ------------------------------------------------------------------------------
  Shares outstanding:
  Class A                                                            7,180,857
  Class B                                                              197,703
  Class C                                                              153,909
  Institutional                                                     11,979,382
  Service                                                                  154
 ------------------------------------------------------------------------------
  Total shares outstanding, $.001 par value (unlimited number of
  shares authorized)                                                19,512,005
 ------------------------------------------------------------------------------

 (a) Maximum public offering price per share (NAV per share multiplied by 1.0582) for Class A Shares is $12.63. At redemption, Class B and Class C Shares may be subject to a contingent deferred sales charge, assessed on the amount equal to the lesser of the current net asset value or the original purchase price of the shares.
The accompanying notes are an integral part of these financial statements.

                                      GOLDMAN SACHS EMERGING MARKETS EQUITY FUND
Statement of Operations
For the Six Months Ended February 29, 2000 (Unaudited)

  Investment income:
  Dividends(a)                                    $ 1,268,952
  Interest                                             91,383
 -------------------------------------------------------------
  Total income                                      1,360,335
 -------------------------------------------------------------
  Expenses:
  Management fees                                   1,216,852
  Custodian fees                                      298,656
  Distribution and Service fees(b)                    199,528
  Transfer Agent fees(c)                               98,496
  Professional fees                                    26,728
  Trustee fees                                          4,008
  Amortization of deferred organization expenses        1,467
  Other                                                24,173
 -------------------------------------------------------------
  Total expenses                                    1,869,908
 -------------------------------------------------------------
  Less -- expenses reimbursed                        (198,867)
 -------------------------------------------------------------
  Net expenses                                      1,671,041
 -------------------------------------------------------------
  NET INVESTMENT LOSS                                (310,706)
 -------------------------------------------------------------

  Realized and unrealized gain (loss) on investment and foreign currency related transactions:
  Net realized gain (loss) from:
  Investment transactions                                         25,345,941
  Foreign currency related transactions                           (1,681,056)
  Net change in unrealized gain (loss) on:
  Investments                                                     28,708,111
  Translation of assets and liabilities denominated in foreign
  currencies                                                         (81,298)
 ----------------------------------------------------------------------------
  Net realized and unrealized gain on investment and foreign
  currency related transactions                                   52,291,698
 ----------------------------------------------------------------------------
  NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS           $51,980,992
 ----------------------------------------------------------------------------

 (a) Taxes withheld on dividends were $132,018.
 (b) Class A, Class B and Class C had Distribution and Service fees of
     $186,700, $6,828 and $6,000, respectively.
 (c) Class A, Class B, Class C, Institutional Class and Service Class had Transfer Agent fees of $70,946, $1,297, $1,140, $25,112 and $1, respec-
     tively.
      The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS EMERGING MARKETS EQUITY FUND
Statements of Changes in Net Assets

                               For the Six      For the Seven       For the
                              Months Ended      Months Ended       Year Ended
                            February 29, 2000  August 31, 1999  January 31, 1999
                               (Unaudited)
  From operations:
  Net investment income
  (loss)                         $   (310,706)    $    238,988      $  1,649,430
  Net realized gain (loss)
  on investment and
  foreign currency related
  transactions                     23,664,885       12,150,716       (41,326,432)
  Net change in unrealized
  gain (loss) on
  investments and
  translation of assets
  and liabilities
  denominated in foreign
  currencies                       28,626,813       31,170,452        (8,910,101)
 --------------------------------------------------------------------------------
  Net increase (decrease)
  in net assets resulting
  from operations                  51,980,992       43,560,156       (48,587,103)
 --------------------------------------------------------------------------------
  Distributions to share-
  holders:
  From net investment
  income
   Class A Shares                          --               --          (569,869)
   Class B Shares                          --               --            (4,352)
   Class C Shares                          --               --            (2,737)
   Institutional Shares                    --               --        (1,092,333)
   Service Shares                          --               --               (11)
  In excess of net
  investment income
   Class A Shares                          --               --        (1,680,766)
   Class B Shares                          --               --           (12,834)
   Class C Shares                          --               --            (8,074)
   Institutional Shares                    --               --        (3,221,713)
   Service Shares                          --               --               (33)
 --------------------------------------------------------------------------------
  Total distributions to
  shareholders                             --               --        (6,592,722)
 --------------------------------------------------------------------------------
  From share transactions:
  Proceeds from sales of
  shares                           52,361,792       32,173,466       220,344,538
  Reinvestment of
  dividends and
  distributions                            --               --         4,301,531
  Cost of shares
  repurchased                     (45,650,157)     (43,018,256)      (62,779,701)
 --------------------------------------------------------------------------------
  Net increase (decrease)
  in net assets resulting
  from share transactions           6,711,635      (10,844,790)      161,866,368
 --------------------------------------------------------------------------------
  TOTAL INCREASE                   58,692,627       32,715,366       106,686,543
 --------------------------------------------------------------------------------
  Net assets:
  Beginning of period             176,340,947      143,625,581        36,939,038
 --------------------------------------------------------------------------------
  End of period                  $235,033,574     $176,340,947      $143,625,581
 --------------------------------------------------------------------------------
  Accumulated
  undistributed net
  investment income (loss)       $   (356,634)    $    (45,928)     $     26,133
 --------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                                      GOLDMAN SACHS EMERGING MARKETS EQUITY FUND
Notes to Financial Statements
February 29, 2000 (Unaudited)
 1. ORGANIZATION

 Goldman Sachs Trust (the "Trust") is a Delaware business trust registered un-der the Investment Company Act of 1940 (as amended) as an open-end management investment company. The Trust includes the Goldman Sachs Emerging Markets Equity Fund (the "Fund"). The Fund is a diversified portfolio offering five classes of shares -- Class A, Class B, Class C, Institutional and Service.

 2. SIGNIFICANT ACCOUNTING POLICIES

 The following is a summary of the significant accounting policies consist-ently followed by the Fund. The preparation of financial statements in con-formity with generally accepted accounting principles requires management to make estimates and assumptions that may affect the reported amounts. Actual results could differ from those estimates. Effective for fiscal year 1999, the Board of Trustees approved a change in the fiscal year end of the Fund from January 31 to August 31. Accordingly, the Statements of Changes in Net Assets, Summary of Share Transactions and Financial Highlights of the Fund are included for the seven months ended August 31, 1999 and for the year ended January 31, 1999.

 A. Investment Valuation -- Investments in securities traded on a U.S. or for-eign securities exchange or the NASDAQ system are valued daily at their last sale price on the principal exchange on which they are traded. If no sale oc-curs, securities are valued at the last bid price. Debt securities are valued at prices supplied by independent pricing services, broker/dealer-supplied valuations or matrix pricing systems. Unlisted equity and debt securities for which market quotations are available are valued at the last sale price on valuation date or, if no sale occurs, at the last bid price. Short-term debt obligations maturing in sixty days or less are valued at amortized cost, which approximates market value. Securities for which quotations are not readily available are valued at fair value using methods approved by the Board of Trustees of the Trust.
   Investing in emerging markets may involve special risks and considerations not typically associated with investing in the United States. These risks in-clude revaluation of currencies, high rates of inflation, repatriation re-strictions on income and capital, and adverse political and economic developments. Moreover, securities issued in these markets may be less liq-uid, subject to government ownership controls, delayed settlements, and their prices more volatile than those of comparable securities in the United States.

 B. Security Transactions and Investment Income -- Security transactions are recorded as of the trade date. Realized gains and losses on sales of portfo-lio securities are calculated using the identified-cost basis. Dividend in-come is recorded on the ex-dividend date. Dividends for which the Fund has the choice to receive either cash or stock are recognized as investment in-come in an amount equal to the cash dividend. Interest income is recorded on the basis of interest accrued, premium amortized and discount earned. It is the Fund's policy, where necessary, to accrue for estimated capital gains taxes on appreciated foreign securities.

 C. Federal Taxes -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, no federal tax provision is required.
   The characterization of distributions to shareholders for financial report-ing purposes is determined in accordance with income tax rules. Therefore, the source of the Fund's distributions may be shown in the accompanying fi-nancial statements as either from or in excess of net investment income or net realized gain on investment transactions, or from paid-in capital, de-pending on the type of book/tax differences that may exist.

GOLDMAN SACHS EMERGING MARKETS EQUITY FUND
Notes to Financial Statements (continued)
February 29, 2000 (Unaudited)
 2. SIGNIFICANT ACCOUNTING POLICIES (continued)

   At February 29, 2000, the aggregate cost of portfolio securities for fed-eral income tax purposes is $187,649,024. Accordingly, the gross unrealized gain on investments was $45,912,789 and the gross unrealized loss on invest-ments was $1,695,304 resulting in a net unrealized gain of $44,217,485.

   The Fund had approximately $26,886,000 at August 31, 1999 (the Fund's tax year end) of capital loss carryforward expiring 2006 for federal tax purpos-es. This amount is available to be carried forward to offset future capital gains to the extent permitted by applicable laws or regulations.

 D. Expenses -- Expenses incurred by the Trust which do not specifically re-late to an individual Fund of the Trust are allocated to the Funds based on a straight-line or pro rata basis depending upon the nature of the expense.
   Class A, Class B and Class C Shares bear all expenses and fees relating to their respective Distribution and Service Plans. Shareholders of Service shares bear all expenses and fees paid to service organizations. Each class of shares separately bears its respective class-specific Transfer Agency fees.

 E. Deferred Organization Expenses -- Organization-related costs are amortized on a straight-line basis over a period of five years.

 F. Foreign Currency Translations -- The books and records of the Fund are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars on the following basis: (i) investment valua-tions, foreign currency and other assets and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based on current exchange rates; and (ii) purchases and sales of foreign invest-ments, income and expenses are converted into U.S. dollars based on currency exchange rates prevailing on the respective dates of such transactions.
   Net realized and unrealized gain (loss) on foreign currency transactions will represent: (i) foreign exchange gains and losses from the sale and hold-ings of foreign currencies; (ii) currency gains and losses between trade date and settlement date on investment securities transactions and forward ex-change contracts; and (iii) gains and losses from the difference between amounts of dividends, interest and foreign withholding taxes recorded and the amounts actually received.

 G. Derivative Financial Instruments -- The Fund may utilize derivative finan-cial instruments such as structured notes and equity swaps. Such instruments are used by the Fund as a means of investing in a particular market or in-creasing the return on the Fund's investments or both. The value of the prin-cipal of and/or interest on such securities is determined by reference to changes in the value of the financial indicators including, but not limited to indices, currencies or interest rates. These financial instruments may subject the Fund to a greater degree of market or counterparty risk and loss than other types of securities.

 H. Short Securities Positions -- The Fund may enter into covered short sales. Short securities positions are accounted for at cost and subsequently marked-to-market to reflect the current market value of the position. The market value of the short position is recorded as a liability on the Fund's records and any difference between this market value and the sales proceeds is re-ported as an unrealized gain or loss. Gains and losses are realized when a short position is closed out by delivering securities back to the broker.

 I. Segregation Transactions -- The Fund may enter into certain derivative transactions to seek to increase total return. Forward foreign currency ex-change contracts, futures contracts, written options, mortgage dollar rolls, when-issued securities and forward commitments represent examples of such transactions. As a result of entering into these transactions, the Fund is required to segregate liquid assets on the accounting records equal to or greater than the market value of the corresponding transactions.

                                      GOLDMAN SACHS EMERGING MARKETS EQUITY FUND
 3. AGREEMENTS

 Pursuant to the Investment Management Agreement (the "Agreement"), Goldman Sachs Asset Management International ("GSAMI"), a unit of the Investment Man-agement Division of Goldman, Sachs & Co. ("Goldman Sachs"), serves as the in-vestment adviser to the Fund. Under the Agreement, GSAMI, subject to the general supervision of the Trust's Board of Trustees, manages the Fund's portfolio. As compensation for the services rendered under the Agreement, the assumption of the expenses related thereto and administering the Fund's busi-ness affairs, including providing facilities, GSAMI is entitled to a fee, computed daily and payable monthly, at an annual rate equal to 1.20% of the average daily net assets of the Fund.
   The investment adviser has voluntarily agreed to limit certain "Other Ex-penses" (excluding management fees, distribution and service fees, transfer agent fees, taxes, interest, brokerage, litigation, Service share fees, in-demnification costs and other extraordinary expenses) to the extent such ex-penses exceed, on an annual basis, 0.15% of the average daily net assets of the Fund. Goldman Sachs reimbursed approximately $199,000 for the period ended February 29, 2000.
   The Trust, on behalf of the Fund, has adopted Distribution and Service Plans. Under the Distribution and Service Plans, Goldman Sachs and/or autho-rized dealers are entitled to a monthly fee from the Fund for distribution and shareholder maintenance services equal, on an annual basis, to 0.50%, 1.00% and 1.00% of the Fund's average daily net assets attributable to Class A, Class B and Class C Shares, respectively.
   Goldman Sachs serves as the distributor of shares of the Fund pursuant to a Distribution Agreement. Goldman Sachs may receive a portion of the Class A sales load and Class B and Class C contingent deferred sales charges and has advised the Fund that it has retained approximately $53,000 for the period ended February 29, 2000.
   Goldman Sachs also serves as the Transfer Agent of the Fund for a fee. Fees charged for such transfer agency services are calculated daily and payable monthly at an annual rate as follows: 0.19% of average daily net assets for Class A, Class B and Class C Shares and 0.04% of average daily net assets for Institutional and Service shares.
   The Trust, on behalf of the Fund, has adopted a Service Plan. This Plan al-lows for Service Shares to compensate service organizations for providing va-rying levels of account administration and shareholder liaison services to their customers who are beneficial owners of such shares. The Service Plan provides for compensation to the service organizations in an amount up to 0.50% (on an annualized basis), of the average daily net asset value of the Service Shares.
   As of February 29, 2000, the amounts owed to affiliates were approximately $225,000, $38,000 and $18,000 for Management, Distribution and Service and Transfer Agent fees, respectively.

GOLDMAN SACHS EMERGING MARKETS EQUITY FUND
Notes to Financial Statements (continued)
February 29, 2000 (Unaudited)

 4. PORTFOLIO SECURITIES TRANSACTIONS

 Purchases and proceeds of sales or maturities of securities (excluding short-term investments) for the year ended February 29, 2000 were $134,210,804 and $125,091,699, respectively. For the period ended February 29, 2000, Goldman Sachs earned approximately $97,000 of brokerage commissions from portfolio transactions.

 Forward Foreign Currency Exchange Contracts -- The Fund may enter into for-ward foreign currency exchange contracts for the purchase or sale of a spe-cific foreign currency at a fixed price on a future date as a hedge or cross-hedge against either specific transactions or portfolio positions. The Fund may also purchase and sell such contracts to seek to increase total return. All commitments are "marked-to-market" daily at the applicable translation rates and any resulting unrealized gains or losses are recorded in the Fund's financial statements. The Fund realizes gains or losses at the time a forward contract is offset by entry into a closing transaction or extinguished by de-livery of the currency. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their con-tracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. At February 29, 2000 the Fund had no outstanding forward foreign currency exchange contracts.

 Futures Contracts -- The Fund may enter into futures transactions to hedge against changes in interest rates, securities prices, currency exchange rates or to seek to increase total return. Upon entering into a futures contract, the Fund is required to deposit with a broker or the Fund's custodian bank, an amount of cash or securities equal to the minimum "initial margin" re-quirement of the associated futures exchange. Subsequent payments for futures contracts ("variation margin") are paid or received by the Fund, depending on the fluctuations in the value of the contracts, and are recorded for finan-cial reporting purposes as unrealized gains or losses. When contracts are closed, the Fund realizes a gain or loss which is reported in the Statement of Operations.
   The use of futures contracts involve, to varying degrees, elements of mar-ket risk which may exceed the amounts recognized in the Statement of Assets and Liabilities. Changes in the value of the futures contract may not di-rectly correlate with changes in the value of the underlying securities. This risk may decrease the effectiveness of the Fund's hedging strategies and po-tentially result in a loss. At February 29, 2000, the Fund had no open futures contracts.

                                      GOLDMAN SACHS EMERGING MARKETS EQUITY FUND

 Option Accounting Principles -- When the Fund writes call or put options, an amount equal to the premium received is recorded as an asset and as an equiv-alent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When a written op-tion expires on its stipulated expiration date or the Fund enters into a closing purchase transaction, the Fund realizes a gain or loss without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. When a written call option is exer-cised, the Fund realizes a gain or loss from the sale of the underlying secu-rity, and the proceeds of the sale are increased by the premium originally received. When a written put option is exercised, the amount of the premium originally received will reduce the cost of the security which the Fund pur-chases upon exercise. There is a risk of loss from a change in value of such options which may exceed the related premiums received.
   Upon the purchase of a call option or a protective put option by the Fund, the premium paid is recorded as an investment and subsequently marked-to-mar-ket to reflect the current market value of the option. If an option which the Fund has purchased expires on the stipulated expiration date, the Fund will realize a loss in the amount of the cost of the option. If the Fund enters into a closing sale transaction, the Fund will realize a gain or loss, de-pending on whether the sale proceeds for the closing sale transaction are greater or less than the cost of the option. If the Fund exercises a pur-chased put option, the Fund will realize a gain or loss from the sale of the underlying security, and the proceeds from such sale will be decreased by the premium originally paid. If the Fund exercises a purchased call option, the cost of the security which the Fund purchases upon exercise will be increased by the premium originally paid. At February 29, 2000, there were no open written option contracts.

 5. LINE OF CREDIT FACILITY

 The Fund participates in a $250,000,000 committed, unsecured revolving line of credit facility. Under the most restrictive arrangement, the Fund must own securities having a market value in excess of 400% of the total bank borrowings. This facility is to be used solely for temporary or emergency purposes. The interest rate on borrowings is based on the Federal Funds rate. The committed facility also requires a fee to be paid by the Fund based on the amount of the commitment. During the period ended February 29, 2000, the Fund did not have any borrowings under any of these facilities.

GOLDMAN SACHS EMERGING MARKETS EQUITY FUND
Notes to Financial Statements (continued)
February 29, 2000 (Unaudited)

 6. OTHER MATTERS

 As of February 29, 2000, the Goldman Sachs Growth and Income Strategy Portfo-lio, the Goldman Sachs Growth Strategy Portfolio and the Goldman Sachs Ag-gressive Growth Strategy Portfolio were beneficial owners of approximately 9%, 8% and 5% of the outstanding shares of the Fund, respectively.

 7. CHANGE IN INDEPENDENT ACCOUNTANTS

 On October 26, 1999 the Board of Trustees of the Fund, upon the recommenda-tion of the Board's audit committee, determined not to retain Arthur Andersen LLP and approved a change of the Fund's independent accountants to PricewaterhouseCoopers LLP. For the period ended August 31, 1999 and the year ended January 31, 1999, Arthur Andersen LLP's audit reports contained no ad-verse opinion or disclaimer of opinion; nor were their reports qualified or modified as to uncertainty, audit scope, or accounting principles. Further, there were no disagreements between the Fund and Arthur Andersen LLP on ac-counting principles or practices, financial statement disclosure or audit scope or procedure, which if not resolved to the satisfaction of Arthur An-dersen LLP would have caused them to make reference to the disagreement in their report.

                                      GOLDMAN SACHS EMERGING MARKETS EQUITY FUND

 8. SUMMARY OF SHARE TRANSACTIONS

 Share activity is as follows:

                            For the Six Months       For the Seven Months          For the Year
                          Ended February 29, 2000            Ended                     Ended
                                (unaudited)             August 31, 1999          January 31, 1999
                         ------------------------------------------------------------------------------
                              Shares       Dollars      Shares       Dollars      Shares       Dollars
 ------------------------------------------------------------------------------------------------------
 Class A Shares
 Shares sold               2,492,498  $ 26,671,415   2,397,786  $ 20,583,469  10,357,445  $ 89,405,582
 Reinvestment of divi-
dends and distributions           --            --          --            --     318,269     2,176,957
 Shares repurchased       (2,404,641)  (25,440,722) (2,788,776)  (23,870,559) (5,015,931)  (38,121,169)
                         ------------------------------------------------------------------------------
                              87,857     1,230,693    (390,990)   (3,287,090)  5,659,783    53,461,370
 ------------------------------------------------------------------------------------------------------
 Class B Shares
 Shares sold                 120,735     1,388,887      54,000       468,026      73,263       638,031
 Reinvestment of divi-
dends and distributions           --            --          --            --       1,969        13,468
 Shares repurchased          (28,577)     (303,761)    (13,777)     (120,123)    (16,489)     (112,961)
                         ------------------------------------------------------------------------------
                              92,158     1,085,126      40,223       347,903      58,743       538,538
 ------------------------------------------------------------------------------------------------------
 Class C Shares
 Shares sold                  58,198       692,826      92,068       838,996      44,699       387,030
 Reinvestment of divi-
dends and distributions           --            --          --            --       1,550        10,621
 Shares repurchased          (22,770)     (219,303)    (12,341)     (114,463)    (15,015)     (115,705)
                         ------------------------------------------------------------------------------
                              35,428       473,523      79,727       724,533      31,234       281,946
 ------------------------------------------------------------------------------------------------------
 Institutional Shares
 Shares sold               2,112,721    23,607,303   1,216,533    10,282,975  13,487,704   129,913,895
 Reinvestment of divi-
dends and distributions           --            --          --            --     304,854     2,100,442
 Shares repurchased       (1,726,441)  (19,684,903) (2,338,484)  (18,913,111) (3,049,355)  (24,429,866)
                         ------------------------------------------------------------------------------
                             386,280     3,922,400  (1,121,951)   (8,630,136) 10,743,203   107,584,471
 ------------------------------------------------------------------------------------------------------
 Service Shares
 Shares sold                     154         1,361          --            --          --            --
 Reinvestment of divi-
dends and distributions           --            --          --            --           6            43
 Share repurchased              (166)       (1,468)         --            --          --            --
                         ------------------------------------------------------------------------------
                                 (12)         (107)         --            --           6            43
 ------------------------------------------------------------------------------------------------------
 NET INCREASE (DECREASE)     601,711  $  6,711,635  (1,392,991) $(10,844,790) 16,492,969  $161,866,368
 ------------------------------------------------------------------------------------------------------

GOLDMAN SACHS EMERGING MARKETS EQUITY FUND
Financial Highlights
Selected Data for a Share Outstanding Throughout Each Period

                                             Income from
                                      investment operations(a)       Distributions to shareholders
                                      --------------------------- ------------------------------------

                            Net asset    Net                                 In excess                 Net increase
                             value,   investment    Net realized   From net    of net                   (decrease)
                            beginning   income     and unrealized investment investment    From net    in net asset
                            of period   (loss)      gain (loss)     income     income   realized gains    value
 FOR THE SIX MONTHS ENDED FEBRUARY 29, (Unaudited)
  2000 - Class A Shares      $ 9.26     $(0.04)(e)     $ 2.72(e)    $  --      $  --         $ --         $ 2.68
  2000 - Class B Shares        9.21      (0.07)(e)       2.71(e)       --         --           --           2.64
  2000 - Class C Shares        9.24      (0.06)(e)       2.71(e)       --         --           --           2.65
  2000 - Institutional
  Shares                       9.37         -- (e)       2.74(e)       --         --           --           2.74
  2000 - Service Shares        9.05      (0.01)(e)       2.64(e)       --         --           --           2.63
 FOR THE SEVEN MONTHS ENDED AUGUST 31,
  1999 - Class A Shares        7.04      (0.01)          2.23          --         --           --           2.22
  1999 - Class B Shares        7.03      (0.03)          2.21          --         --           --           2.18
  1999 - Class C Shares        7.05      (0.03)          2.22          --         --           --           2.19
  1999 - Institutional
  Shares                       7.09       0.02           2.26          --         --           --           2.28
  1999 - Service Shares        6.87       0.01           2.17          --         --           --           2.18
 FOR THE YEAR ENDED JANUARY 31,
  1999 - Class A Shares        9.69       0.04          (2.40)      (0.07)     (0.22)          --          (2.65)
  1999 - Class B Shares        9.69       0.03          (2.41)      (0.07)     (0.21)          --          (2.66)
  1999 - Class C Shares        9.70       0.01          (2.39)      (0.07)     (0.20)          --          (2.65)
  1999 - Institutional
  Shares                       9.70       0.06          (2.36)      (0.08)     (0.23)          --          (2.61)
  1999 - Service Shares        9.69      (0.13)         (2.41)      (0.07)     (0.21)          --          (2.82)
 FOR THE PERIOD ENDED JANUARY 31,
  1998 - Class A Shares
  (commenced December 15,
  1997)                       10.00         --          (0.31)         --         --           --          (0.31)
  1998 - Class B Shares
  (commenced December 15,
  1997)                       10.00         --          (0.31)         --         --           --          (0.31)
  1998 - Class C Shares
  (commenced December 15,
  1997)                       10.00         --          (0.30)         --         --           --          (0.30)
  1998 - Institutional
  Shares (commenced Decem-
  ber 15, 1997)               10.00       0.01          (0.31)         --         --           --          (0.30)
  1998 - Service Shares
  (commenced December 15,
  1997)                       10.00         --          (0.31)         --         --           --          (0.31)
 ------------------------------------------------------------------------------------------------------------------

 (a) Includes the balancing effect of calculating per share amounts.
 (b) Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total return would be reduced if a sales or redemption charge were taken into account.
 (c) Not annualized.
 (d) Annualized.
 (e) Calculated based on the average shares outstanding methodology.
The accompanying notes are an integral part of these financial statements.

                                      GOLDMAN SACHS EMERGING MARKETS EQUITY FUND

                                                                 Ratios assuming no  expense limitations
                                                                 ---------------------------------------
                                                    Ratio of
                         Net assets   Ratio of   net investment      Ratio of            Ratio of net
Net asset                at end of  net expenses income (loss)     expenses to        investment income     Portfolio
value, end    Total        period    to average    to average      average net        (loss) to average     turnover
of period   return(b)    (in 000s)   net assets    net assets         assets              net assets          rate
  $11.94      28.94%(c)   $ 85,749      2.04%(d)     (0.71)%(d)      2.24%(d)              (0.91)%(d)       63.84%(c)
   11.85      28.66(c)       2,343      2.54(d)      (1.29)(d)       2.74(d)               (1.49)(d)        63.84(c)
   11.89      28.68(c)       1,830      2.54(d)      (1.22)(d)       2.74(d)               (1.42)(d)        63.84(c)
   12.11      29.24(c)     145,110      1.39(d)      (0.05)(d)       1.59(d)               (0.25)(d)        63.84(c)
   11.68      29.06(c)           2      1.89(d)      (0.25)(d)       2.09(d)               (0.45)(d)        63.84(c)

    9.26      31.53(c)      65,698      2.04(d)      (0.15)(d)       2.41(d)               (0.52)(d)        63.24(c)
    9.21      31.01(c)         972      2.54(d)      (0.71)(d)       2.91(d)               (1.08)(d)        63.24(c)
    9.24      31.06(c)       1,095      2.54(d)      (0.85)(d)       2.91(d)               (1.22)(d)        63.24(c)
    9.37      32.16(c)     108,574      1.39(d)       0.50(d)        1.76(d)                0.13(d)         63.24(c)
    9.05      31.73(c)           2      1.89(d)       0.12(d)        2.26(d)               (0.25)(d)        63.24(c)

    7.04     (24.32)        52,704      2.09          0.80           2.53                   0.36           153.67
    7.03     (24.51)           459      2.59          0.19           3.03                  (0.25)          153.67
    7.05     (24.43)           273      2.59          0.28           3.03                  (0.16)          153.67
    7.09     (23.66)        90,189      1.35          1.59           1.79                   1.15           153.67
    6.87     (26.17)             1      1.85         (1.84)          2.29                  (2.28)          153.67

    9.69      (3.10)(c)     17,681      1.90(d)       0.55(d)        5.88(d)               (3.43)(d)         3.35(c)
    9.69      (3.10)(c)         64      2.41(d)       0.05(d)        6.39(d)               (3.93)(d)         3.35(c)
    9.70      (3.00)(c)         73      2.48(d)      (0.27)(d)       6.46(d)               (4.25)(d)         3.35(c)
    9.70      (3.00)(c)     19,120      1.30(d)       0.80(d)        5.28(d)               (3.18)(d)         3.35(c)
    9.69      (3.10)(c)          2      2.72(d)      (0.05)(d)       6.70(d)               (4.03)(d)         3.35(c)
------------------------------------------------------------------------------------------------------------------------------

                      (This page intentionally left blank)

                                                      GOLDMAN SACHS FUND PROFILE

Goldman Sachs Emerging Markets Equity Fund

          An Investment Idea for the Long Term

          History has shown that a long-term plan that includes stocks of emerging market countries is more likely to provide greater returns and reduce overall portfolio volatility over time than a portfolio that invests only in U.S.-based stocks.

          Goldman Sachs Emerging Markets Equity Fund offers investors access to the benefits associated with emerging market investing. The Fund seeks long-term capital appreciation, primarily through equity securities of emerging country issuers.


          Target Your Needs

          The Goldman Sachs Emerging Markets Equity Fund has a distinct investment objective and a defined place on the risk/return spectrum. As your investment objectives change, you can exchange shares within Goldman Sachs Funds without an additional charge.* (Please note: in general, greater returns are associated with greater risk.)

          ----------------------------------------------------------------------
          Goldman Sachs Funds

          Goldman Sachs Funds offers more than 30 investment options for global diversification across borders, investment sytles, asset classes and security capitalizations.

                                    [GRAPH]

                                                              INTERNATIONAL
                                                              EQUITY
                                                             .Goldman Sachs
                                                              Emerging
                                                              Markets Equity
                                                              Fund


                                               DOMESTIC
                                               EQUITY

                              FIXED
                              INCOME

          MONEY
          MARKET

          -- Lower Risk/Return                             Higher Risk/Return --

                                       ASSET ALLOCATION
                                          SPECIALTY

          For More Information

          To learn more about the Goldman Sachs Emerging Markets Equity Fund and other Goldman Sachs Funds, call your investment professional today.


          *The exchange privilege is subject to termination and its terms are subject to change.

GOLDMAN SACHS ASSET MANAGEMENT 32 OLD SLIP, 17TH FLOOR, NEW YORK, NEW YORK 10005

TRUSTEES                              OFFICERS
Ashok N. Bakhru, Chairman             Douglas C. Grip, President
David B. Ford                         Jesse H. Cole, Vice President
Douglas C. Grip                       James A. Fitzpatrick, Vice President
John P. McNulty                       Nancy L. Mucker, Vice President
Mary P. McPherson                     John M. Perlowski, Treasurer
Alan A. Shuch                         Philip V. Giuca, Jr., Assistant Treasurer
Jackson W. Smart, Jr.                 Michael J. Richman, Secretary
William H. Springer                   Howard B. Surloff, Assistant Secretary
Richard P. Strubel                    Valerie A. Zondorak, Assistant Secretary

GOLDMAN, SACHS & CO.
Distributor and Transfer Agent

GOLDMAN SACHS ASSET MANAGEMENT INTERNATIONAL
Investment Adviser

GOLDMAN SACHS INTERNATIONAL
Peterborough Court, 133 Fleet Street
London EC4A 2BB, England


Visit our internet address: www.gs.com/funds



This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current Prospectus. Investors should read the Prospectus carefully before investing or sending money.

Emerging markets securities are volatile. They are subject to substantial currency fluctuations and sudden economic and political developments. At times, the Fund may be unable to sell certain of its portfolio securities without a substantial drop in price, if at all.

The Fund may participate in the Initial Public Offering (IPO) market, and a portion of the Fund's returns consequently may be attributable to its investment in IPOs, which may have a magnified impact due to the Fund's small asset base. As the Fund's assets grow, it is probable that the effect of the Fund's investment in IPOs on its total returns may not be as significant.

Goldman, Sachs & Co. is the distributor of the Fund.


Copyright 2000 Goldman, Sachs & Co. All rights reserved. Date of first use:
April 30, 2000/00-528                                           EMESAR/6.5K/4-00